UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 16, 2019

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGE	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of OGE Energy Corp. (the "Company") held on May 16, 2019, the shareholders:

•	Elected 10 members of the Board of Directors;

•	Ratified the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2019;

•	Approved, on an advisory basis, named executive officer compensation; and

•
A shareholder proposal, which requests that the board of directors take the steps necessary to change the voting requirements in the company’s governing documents that call for a greater than simple majority, received a majority of the votes cast. Today’s vote on the shareholder proposal, however, does not change the current voting standards. This change would require an amendment to the company’s certificate of incorporation, which must be approved by holders of at least 80 percent of the company’s outstanding common stock.

The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each of such matters, were as stated below.

Proposal No. 1:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors

Terms Expiring in 2020
Frank A. Bozich	138,320,683	1,248,350	704,209	31,547,100
James H. Brandi	136,553,339	2,971,973	747,930	31,547,100
Peter D. Clarke	138,473,762	1,039,072	760,408	31,547,100
Luke R. Corbett	135,664,769	3,914,700	693,773	31,547,100
David L. Hauser	138,179,746	1,346,834	746,662	31,547,100
Judy R. McReynolds	137,967,118	1,663,467	642,657	31,547,100
David E. Rainbolt	137,840,079	1,660,846	772,317	31,547,100
J. Michael Sanner	138,266,930	1,229,124	777,188	31,547,100
Sheila G. Talton	137,581,758	1,981,339	710,145	31,547,100
Sean Trauschke	133,612,417	4,813,347	1,847,478	31,547,100

Proposal No. 2:	Votes For	Votes Against	Abstentions
Ratification of the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2019	168,614,640	2,176,000	1,029,702

Proposal No. 3:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	131,006,310	7,663,609	1,603,323	31,547,100

Proposal No. 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal regarding simple majority vote	116,690,885	21,902,794	1,679,563	31,547,100

Item 8.01. Other Events

The Company's Board of Directors declared a third quarter dividend of $0.3650 per common share of stock, to be paid July 30, 2019, to shareholders of record July 10, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

May 16, 2019